UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 23, 2004

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-20981                 33-0485994
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)

         6339 Paseo del Lago
         Carlsbad, California                                   92009
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

      On March 23, 2004, Document Sciences Corporation issued a press release to report the passing away of James J. Costello, a Director of Document Sciences. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits:

      The following exhibit is filed with this Current Report on Form 8-K:

      Exhibit Number             Description of Exhibit
      --------------             ----------------------

            99.1 Press release, dated March 23, 2004, reporting the passing away of James J. Costello, a Director of Document Sciences.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: March 23, 2004
                                   DOCUMENT SCIENCES CORPORATION


                                   By:    /s/ John L. McGannon
                                          --------------------------------------
                                   Name:  John L. McGannon
                                   Its: President, Chief Executive Officer and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                          Description

99.1 Press release, dated March 23, 2004, reporting the passing away of James J. Costello, a Director of Document Sciences.